Exhibit 10.3

April 10, 2008

Mr. Shane C. Garrison

24145 Hampshire Lane

Plainfield, IL 60544

                    RE:  EMPLOYMENT AGREEMENT

Dear Shane:

This letter agreement (this “Agreement”) modifies certain terms in your employment agreement with  Inland Western Retail Real Estate Trust, Inc. (the “Company”).

1. Employment Period.  Your term of employment with the Company shall continue until June 30, 2008 (the “Employment Period”), subject to earlier termination as provided therein.

2.  Retroactive.  The Company acknowledges that any compensation increase negotiated during the remainder of the Employment Period shall be made retroactive to January 1, 2008.

3.  Conflicts.  All other terms and conditions in the original employment agreement remain in full force and effect.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered as of the day and year first above written.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC., a Maryland corporation		Shane C. Garrison

By:	/s/ Michael J. O’Hanlon	/s/ Shane C. Garrison
Michael J. O’Hanlon
President and Chief Executive Officer